SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 10, 2006

POSITRON CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Texas (State or Other Jurisdiction of Incorporation)	000-24092 (Commission File Number)	76-0083622 (I.R.S. Employer Identification No.)

1304 Langham Creek Drive, Suite 300, Houston, Texas (Address of Principal Executive Offices)	77084 (Zip Code)

(281) 492-7100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 10, 2006, the Company postponed indefinitely the 1-to-100 reverse stock split of its Common Stock. The reverse stock split was approved by the consent of the Company’s shareholders on October 21, 2005 and was to be effective upon the filing of amended and restated articles of incorporation which were also approved by the Company’s shareholders. The timing of the reverse split had been left to the discretion of the Board.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

POSITRON CORPORATION By: /s/ Patrick G. Rooney —————————————— Patrick G. Rooney Chairman of the Board

Date: March 16, 2006